UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2018

PURE ACQUISITION CORP.

(Exact name of Registrant as specified in its charter)

Delaware	001-38454	82-3434680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

421 W. 3rd Street, Suite 1000 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (817) 850-9203

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 17, Pure Acquisition Corp. (the “Company”) closed its initial public offering (“IPO”) of 41,400,000 units (the “Units”), including the issuance of 5,400,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $414,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 10,280,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, HighPeak Pure Acquisition, LLC (the “Sponsor”), generating gross proceeds to the Company of $10,280,000. Each Private Placement Warrant is exercisable to purchase one share of the Company’s Class A Common Stock at a price of $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-223845). The material terms of such agreements are fully described in the Company’s final prospectus, dated April 12, 2018 as filed with the SEC on April 16, 2018. This Current Report on Form 8-K is being filed for the purposes of filing executed copies of the agreements:

•	Underwriting Agreement, dated April 12, 2018 among the Company, and Oppenheimer & Co. Inc. and EarlyBirdCapital, Inc., as Representatives of the several Underwriters.

•	Business Combination Marketing Agreement, dated April 12, 2018 between the Company, Oppenheimer & Co. Inc. and EarlyBirdCapital, Inc.

•	Warrant Agreement, dated April 12, 2018, between Continental Stock Transfer & Trust Company, as warrant agent and the Company.

•	Letter Agreement, dated April 12, 2018, among the Company, its officers and directors and the Sponsor.

•	Investment Management Trust Agreement, dated April 12, 2018, between Continental Stock Transfer & Trust Company, as trustee and the Company.

•	Stock Escrow Agreement, dated April 12, 2018, among the Company, Continental Stock Transfer & Trust Company, the Sponsor, Sylvia K. Barnes, M. Gregory Colvin and Jared S. Sturdivant.

•	Registration Rights Agreement, dated April 12, 2018, among the Company, the Sponsor, Sylvia K. Barnes, M. Gregory Colvin and Jared S. Sturdivant.

•	Private Placement Warrant Agreement, dated April 12, 2018, between the Company and the Sponsor.

•	Administrative Services Agreement, dated April 12, 2018, between the Company and the Sponsor.

•	Forward Purchase Agreement, dated April 12, 2018 between the Company and HighPeak Energy Partners, LP.

•	Escrow Agreement, dated April 12, 2018 among the Sponsor, Continental Stock Transfer & Trust Company and the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 10, 2018, the Company filed its Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), a form of which was previously filed as an exhibit to the Company registration statement (File No. 333-223845). The material terms of such Certificate of Incorporation are fully described in the Company’s final prospectus, dated April 12, 2018 as filed with the SEC on April 16, 2018. On April 12, 2018, the Company filed an amendment to the Certificate of Incorporation to increase the authorized shares of Class B common stock from 10,350,000 to 15,000,000.

Item 8.01. Other Events.

On April 12, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On April 18, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the full exercise of the underwriters’ over-allotment option.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 12, 2018 among the Company, and Oppenheimer & Co. Inc. and EarlyBirdCapital, Inc., as Representatives of the several Underwriters

1.2	Business Combination Marketing Agreement, dated April 12, 2018 between the Company, Oppenheimer & Co. Inc., and EarlyBirdCapital, Inc.

3.1	Second Amended and Restated Certificate of Incorporation

3.2	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation

4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated April 12, 2018, among the Company, its officers and directors and HighPeak Pure Acquisition, LLC

10.2	Investment Management Trust Agreement, dated April 12, 2018 between Continental Stock Transfer & Trust Company and the Company.

10.3	Stock Escrow Agreement, dated April 12, 2018, among the Company, Continental Stock Transfer & Trust Company, HighPeak Pure Acquisition LLC, Sylvia K. Barnes, M. Gregory Colvin and Jared S. Sturdivant

10.4	Registration Rights Agreement, dated April 12, 2018, among the Company, HighPeak Pure Acquisition LLC, Sylvia K. Barnes, M. Gregory Colvin and Jared S. Sturdivant.

10.5	Private Placement Warrant Agreement, dated April 12, 2018, between the Company and HighPeak Pure Acquisition LLC. Administrative Services Agreement, dated April 12, 2018, between the Company and HighPeak Pure Acquisition LLC.

10.6	Forward Purchase Agreement, dated April 12, 2018 between the Company and HighPeak Energy Partners, LP.

10.7	Escrow Agreement, dated April 12, 2018 among HighPeak Pure Acquisition LLC, Continental Stock Transfer & Trust Company and the Company.

99.1	Press Release dated April 12, 2018.

99.2	Press Release dated April 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE ACQUISITION CORP.

Date: April 18, 2018	By:	/s/ STEVEN W. THOLEN
Steven W. Tholen
Chief Financial Officer